MERRILL LYNCH WORLD INCOME FUND, INC.

                  Supplement dated September 18, 2000 to the
                        Prospectus dated March 31, 2000

     The section entitled "Details About the Fund - About the Portfolio Manager" is amended to add the following:

          Romualdo Roldan is the co-portfolio manager of the Fund. Mr. Roldan has been a Vice President of Merrill Lynch Investment Managers, L.P. (formerly MLAM) since 1998 and a portfolio manager since 1999. Mr. Roldan previously was a Senior Vice President of Santander Investments from 1995 to 1998. Along with Mr. Lathbury, Mr. Roldan is primarily responsible for the management of the Fund's portfolio.

Code #16102-09-00